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                                                 Form 8-K Report - Exhibit 99.16
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            [KEEFE, BRUYETTE & WOODS, INC. LETTERHEAD APPEARS HERE]

                                                 February 26, 2001

The Special Committee of the Board of Directors
GAINSCO, Inc.
500 Commerce Street
Fort Worth, Texas  76102

Members of the Special Committee:

     You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to GAINSCO, Inc. (the "Company") of the aggregate consideration to be received by the Company in connection with (i) (A) the issuance and sale to Mr. Robert Stallings ("Stallings") of 3,000 shares of the Company's Series B Convertible Redeemable Preferred Stock, par value $100.00 per share (the "Series B Preferred Stock") and (B) the issuance to Stallings of a Common Stock Purchase Warrant (the "Warrant"), providing the right to purchase 1,050,000 shares of the Company's Common Stock, par value $0.10 per share ("Common Stock"), pursuant in each case to a Securities Purchase Agreement between Stallings and the Company (the "Series B Purchase Agreement"), and (ii) the issuance and sale to Goff Moore Strategic Partners L.P. ("GMSP" and, together with Stallings, the "Purchasers") of 3,000 shares of the Company's Series C Redeemable Preferred Stock, par value $100.00 per share (the "Series C Preferred Stock" and, together with the Series B Preferred Stock, the "Preferred Stock"), pursuant to a Securities Purchase Agreement between GMSP and the Company (the "Series C Purchase Agreement" and, together with the Series B Purchase Agreement, the "Purchase Agreements"). The purchase by Stallings of the Series B Preferred Stock, the issuance to Stallings of the Warrant and the purchase by GMSP of the Series C Preferred Stock are collectively referred to in this letter as the "Investments."

     In arriving at our opinion we have reviewed drafts dated February 26, 2001 of each of the Series B Purchase Agreement (including the form of the Statement of Resolution of Series B Preferred Stock) and the Series C Purchase Agreement (including the form of the Statement of Resolution of Series C Preferred Stock). The Series B Purchase Agreement contemplates, among other things, the following transactions: (i) the purchase by Stallings of 3,000 shares of Series B Preferred Stock, which may be converted by the holder into Common Stock of the Company at the Conversion Price (as defined in the Series B Purchase Agreement),
(ii) the issuance to Stallings of the Warrant, providing the right to purchase 1,050,000 shares of Common Stock at a price per share equal to the Conversion Price, (iii) the payment by Stallings of an aggregate price of $3,000,000 for the Series B Preferred Stock and the Warrant, (iv) the election of Stallings to the Company's Board of Directors as Non-Executive Vice-Chairman of the Board of Directors, (v) the granting of registration rights with respect to the Series B Preferred Stock, and (vi) the payment by the Company to Stallings of a financing fee equal to $60,000 and the Company's reimbursement of Stallings for his expenses of up to $40,000 in connection with the negotiation and execution of the Series B Purchase Agreement and the consummation of the transactions contemplated thereby. Pursuant to the Statement of Resolution of Series B Preferred Stock, the holders of Series B Preferred Stock will vote (i) on an as-converted basis with holders of Common Stock and (ii) as a class as required by law or provided in such Statement of Resolution.

     The Series C Purchase Agreement contemplates, among other things, (i) the purchase by GMSP of 3,000 shares of Series C Preferred Stock for an aggregate purchase price of $3,000,000, (ii) upon calculation
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February 26, 2001
Page 2 of 5

of the Conversion Price, the repricing of the exercise price of (A) the Company's existing Series A Common Stock Purchase Warrant held by GMSP (the "Series A Warrant") to the Conversion Price and (B) the exercise price of the Company's existing Series B Common Stock Purchase Warrant held by GMSP (the "Series B Warrant") to 115% of the Conversion Price, with the Series A Warrant and the Series B Warrant being further amended so as to be not exercisable until July 1, 2001 (iii) that (A) the Company will have the right to require GMSP to purchase, as of November 30, 2002, the Company's Illiquid Investments (as defined therein) at a purchase price equal to 50% of their cost minus the amount of any cash received by the Company from such Illiquid Investments after the issuance of the Series C Preferred Stock and prior to the purchase of such Illiquid Investments, and (B) at any time up to November 30, 2002, GMSP will have the right to require the Company to sell such Illiquid Investments to GMSP at a purchase price equal to 100% of their cost minus the amount of any cash received by the Company from such Illiquid Investments after the issuance of the Series C Preferred Stock and prior to the purchase of such Illiquid Investments,
(iv) that the Company will deliver to GMSP a notice of redemption in respect of the Company's Series A Convertible Preferred Stock held by GMSP, pursuant to which the Company will redeem such Series A Convertible Preferred Stock at its Liquidation Value (as defined in the Statement of Resolution designating such Series A Convertible Preferred Stock) on January 1, 2006, and (v) the payment by the Company to GMSP of a financing fee equal to $60,000 and the Company's reimbursement of GMSP for its expenses of up to $40,000 in connection with the negotiation and execution of the Series C Purchase Agreement and the consummation of the transactions contemplated thereby. Pursuant to the Statement of Resolution of Series C Preferred Stock, (i) the holders of the Series C Preferred Stock will vote as a class as required by law or provided in such Statement of Resolution, and (ii) so long as a majority of the shares of Series C Preferred Stock initially issued are outstanding, the affirmative vote of the holders of at least a majority of the shares of Series C Preferred Stock outstanding will be required for any Fundamental Change Transaction (as defined therein), including any merger consolidation or reorganization, any sale, lease, exchange or transfer of all or substantially all of the assets of the Company, the incurrence of indebtedness for money borrowed that would cause the principal amount of the Company's then-outstanding total indebtedness for money borrowed to exceed $15,500,000 at any time, or any person or group becoming the beneficial owner of more than 50% of the total voting power of the Company's capital stock. We note that the consummation of the transactions contemplated by each Purchase Agreement is a condition to the consummation of the transactions contemplated by the other Purchase Agreement, and we have assumed, for purposes of our opinion, that this condition will be satisfied.

     We note that GMSP and certain of its affiliates currently own, on a fully diluted basis, approximately 34% of the outstanding shares of Common Stock and that, pursuant to the Series C Purchase Agreement and the Securities Purchase Agreement between the Company and GMSP dated as of June 29, 1999, (i) GMSP currently has the right to nominate two members of the Board of Directors, and
(ii) GMSP and other members of the Buyer Group (as defined therein) (the "GMSP Buyer Group") may not purchase or otherwise acquire shares of Common Stock if thereafter the GMSP Buyer Group would collectively beneficially own more than 35% of the Common Stock on a fully diluted basis. We note further that, pursuant to the Series B Purchase Agreement, (i) Stallings will have an ongoing right to be nominated for election to the Board of Directors so long as members of the Buyer Group (as defined therein) (the "Stallings Buyer Group") continue to maintain a specified minimum beneficial ownership interest in the Company, and (ii) Stallings and other members of the Stallings Buyer Group may not purchase or otherwise acquire shares of Common Stock if thereafter the Stallings Buyer Group would collectively beneficially own more than 8% of the Common Stock on a fully diluted basis. In addition, GMSP and the other members of the GMSP Buyer Group, and Stallings and the other members of the Stallings Buyer Group, may not, without the prior consent of the Board of Directors, (i) solicit proxies with respect to the Company or take any action resulting in any member of the GMSP Buyer Group or the Stallings Buyer Group, respectively, becoming a participant in an election contest with respect to the Company, (ii) effect any tender offer or exchange offer or offer for a merger, consolidation, share exchange or business combination involving the Company or substantially all of its assets, or (iii) propose any matter for submission to a vote of the shareholders of the Company We have been advised by the Company's counsel that the standstill provisions of these two agreements survive
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February 26, 2001
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indefinitely. We note further that the Purchasers will collectively own 40.6% of the Common Stock on a fully diluted basis following the closing of the transactions contemplated by the Purchase Agreements.

     Keefe, Bruyette & Woods, Inc., as part of its investment banking business, is continually engaged in the valuation of insurance company and insurance holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of insurance companies, we have experience in, and knowledge of, the valuation of insurance enterprises. In the ordinary course of our business as a broker-dealer, we may, from time to time purchase securities from, and sell securities to, the Company, and as a market maker in securities, we may from time to time have a long or short position in, and buy or sell, debt or equity securities of the Company for our own account and for the accounts of our customers. To the extent we have any such position as of the date of this opinion it has been disclosed to the Company. We have acted exclusively for the Special Committee of the Board of Directors of the Company in rendering this fairness opinion and will receive a fee from the Company for our services.

     In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of the Company and the Investments, including among other things, the following: (i) the Purchase Agreements; (ii) the Annual Reports to Stockholders and Annual Reports on Form 10-K for each year in the three years ended December 31, 1999 of the Company;
(iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and certain other communications from the Company to its stockholders; and (iv) other financial information concerning the business and operations of the Company furnished to us by the Company for purposes of our analysis. We have also held discussions with senior management of the Company regarding the past and current business operations, regulatory relations, financial condition and future prospects of the Company, actuarial analyses of the Company's reserves and such other matters as we have deemed relevant to our inquiry. In addition, we have compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent transactions in the insurance industry and performed such other studies and analyses as we considered appropriate.

     In evaluating the fairness of the aggregate consideration to be received by the Company in connection with the Investments, we have considered the issuance of the Series B Preferred Stock, the issuance of the Series C Preferred Stock, the issuance of the Warrants, the Company's commitment to issue a notice of redemption of the Series A Preferred Stock, the Company's commitment to reset the exercise price of the Series A Warrant and the Series B Warrant and the payment of the financing fees to the Purchasers as a single transaction, and not as separate and independent transactions.

     We understand that, in the judgment of management and the Board of Directors, the Company needs significant additional capital in order to maintain the Company's A.M. Best rating and to obtain forbearance of the Company's obligations under its credit facility with Bank One, N.A., as lender, as well as to support the Company's long-term growth objectives and its competitive position. We have been informed by the Company that in the judgment of management and the Board of Directors, the Company's failure to maintain its A.M. Best rating could lead to the non-renewal of a significant portion of the Company's business, which could materially and adversely affect the Company's financial condition and results of operations, and that the failure to obtain forbearance of the Company's obligations under its credit facility could materially and adversely affect the Company's financial condition and results of operations and significantly impair its liquidity. We have not been authorized by the Company, the Board of Directors of the Company or the Special Committee of the Board of Directors to discuss, nor have we discussed, the Company's financial condition, results of operations or prospects with A.M. Best or Bank One, N.A. We express no opinion as to the adequacy of the amount of capital to be raised pursuant to the Purchase Agreements for any of the purposes enumerated above or any other purposes. In addition, we express no opinion as to the value of the Illiquid Investments.
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February 26, 2001
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     Because of timing constraints associated with the foregoing, we have not been asked to solicit, and accordingly we have not been authorized to solicit, nor have we solicited, third-party indications of interest with respect to an investment or alternative transaction involving the Company.

     We understand that, concurrently with the closing under the Series B Purchase Agreement, Stallings proposes to enter into a consulting agreement with the Company pursuant to which Stallings will provide services to subsidiaries of the Company for an annual payment of $300,000. We express no opinion as to the fairness of such agreement to the Company and its subsidiaries or as to whether the services that Stallings will provide to the Company pursuant to such agreement are fairly priced.

     We note that GMSP currently owns 34% of the outstanding shares of Common Stock on a fully diluted basis and that, following consummation of the transactions contemplated by the Purchase Agreements, the Purchasers will own, in the aggregate, 40.6% of the outstanding shares of Common Stock on a fully diluted basis. In arriving at our opinion, we have assumed with your consent, and consistent with the advice rendered to the Special Committee by its legal advisers, that the consummation of the transactions contemplated by the Purchase Agreements will not constitute a change of control with respect to the Company under the laws of the State of Texas.

     In connection with the preparation of this opinion, we have not been authorized to evaluate, nor have we evaluated, the ability of the Purchasers to perform their obligations under the Purchase Agreements and to implement the transactions contemplated thereby, including, but not limited to, the ability of the Purchasers to fund the purchase of the Preferred Stock or of the Common Stock issuable upon exercise of the Warrants. We express no opinion as to the ability of the Purchasers to perform their obligations under the Purchase Agreements and the Warrants and to implement the transactions contemplated thereby.

     In conducting our review and arriving at our opinion, we have relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available and we have not assumed any responsibility for independently verifying the accuracy or completeness of any such information. We have relied upon the management of the Company as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefor) provided to us, and we have assumed that such forecasts and projections reflect the best currently available estimates and judgments of management and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by management. We express no opinion with respect to such projections, or the assumptions on which they are based, including those assumptions relating to the use of the funds provided by the Investments. We are not actuaries, and our services did not include actuarial determinations or evaluations by us or an attempt to evaluate actuarial assumptions. In rendering our opinion, we have not made or obtained any evaluations or appraisals of the property of, or any actuarial analysis with respect to, the Company.

     We have considered such financial and other factors as we have deemed appropriate under the circumstances, including, among others, the following:
(i) the historical and current financial position and results of operations of the Company; (ii) the assets and liabilities of the Company; and (iii) the nature and terms of certain other similar transactions involving insurance companies and insurance holding companies. We have also taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the insurance industry generally. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. We assume no obligation to update, revise, reaffirm or withdraw our opinion as a result of any subsequent events or developments or otherwise. We have relied as to all legal and tax matters with respect to the Purchase Agreements and the transactions contemplated thereby on advice of legal and tax advisers to the Special Committee and the Company.
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February 26, 2001
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     It is understood that this letter is solely for the benefit and use of the
Special Committee of the Board of Directors and the Board of Directors (other than those affiliated with GMSP) of the Company and may not be relied upon by any other person and is not to be quoted or referred to, in whole or in part, in any document or used for any other purpose or delivered to any other person without the prior written consent of Keefe, Bruyette & Woods, Inc., except that a copy of this letter may be included in a filing that the Company is required to make with the Securities and Exchange Commission.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the aggregate consideration to be received by the Company in connection with the issuance and sale of the Series B Preferred Stock to Stallings, the issuance of the Warrant to Stallings and the issuance and sale of the Series C Preferred Stock to GMSP is fair, from a financial point of view, to the Company.

                                              Very truly yours,

                                              /s/ Keefe, Bruyette & Woods, Inc.

                                              Keefe, Bruyette & Woods, Inc.